UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

BRC Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Share)	RILYP	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 7.375% Series B Cumulative Perpetual Preferred Stock)	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02. Unregistered Sale of Equity Securities.

BRC Group Holdings, Inc. (the “Company”) is making this disclosure under this Item 3.02 since its unregistered sales of equity securities, in the aggregate since its last report filed under this Item 3.02 or its Quarterly Report on Form 10-Q filed January 14, 2026, exceeds 5% of the number of shares of common stock outstanding as of January 9, 2026.

From February 6, 2026 through March 12, 2026, the Company issued or agreed to issue the securities described below in privately negotiated transactions (together, the “3(a)(9) Exchanges”) that were not registered under the Securities Act of 1933 (the “Securities Act”). Such issuances are exempt from registration under Section 3(a)(9) of the Securities Act.

On March 12, 2026, the Company agreed to issue 436,387 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), to DBA Trading, LLC, an institutional accredited investor (the “Investor”), in exchange for 115,860 units of the 5.50% Senior Notes due 2026 (RILYK) (together, the “March 12 3(a)(9) Notes”). The March 12 exchange will close on or around March 13, 2026.

On March 10, 2026, the Company issued 2,240,000 shares of the Company’s Common Stock to the Investor, in exchange for 95,354 units of the 5.0% Senior Notes due 2026 (RILYG), 204,159 units of the 6.50% Senior Notes due 2026 (RILYN), 217,000 units of the 5.25% Senior Notes due 2028 (RILYZ) and 215,000 units of the 6.00% Senior Notes due 2028 (RILYT) (together, the “March 10 3(a)(9) Notes”).

On February 27, 2026, the Company issued 903,309 shares of Common Stock to the Investor in exchange for 250,000 units of 6.50% Senior Notes due 2026 (RILYN), 11,952 units of the 5.00% Senior Notes due 2026 (RILYG) and 10,000 units of the 6.00% Senior Notes due 2028 (RILYT) (together, the “February 27 3(a)(9) Notes”).

On February 6, 2026, the Company issued 621,604 shares of Common Stock to the Investor in exchange for 224,226 units of 5.50% Senior Notes due 2026 (RILYK) (the “February 6 3(a)(9) Notes,” and together with the March 12 3(a)(9) Notes, the March 10 3(a)(9) Notes and the February 27 3(a)(9) Notes, the “Exchanged Senior Notes”)).

In connection with each of the 3a9 Exchanges, the Exchanged Senior Notes were retired and cancelled, or in the case of the RILYK series, will be redeemed in connection with the March 30 redemption, resulting in aggregate cancellation or redemption of 1,343,551 units of Exchanged Senior Notes. Upon the closing of the March 12 exchange and the repurchase described below, the Company’s outstanding debt will be reduced by approximately $37.9 million.

As of March 10, 2026, and excluding the March 12 exchange that has not yet been issued, total Common Stock outstanding is 34,361,979. Once the March 12 exchange closes on or around March 13, 2026, total Common Stock outstanding will be 34,798,366.

The Company did not receive any cash proceeds as a result of the 3a9 Exchanges. The issuance of the shares of the Common Stock was made by the Company pursuant to the exemption from the registration requirements of the Securities Act contained in Section 3(a)(9) of such act on the basis that these offers constituted an exchange with existing holders of the Company’s securities, and no commission or other remuneration was paid to any party for soliciting such exchange. This current report on Form 8-K does not constitute an offer to exchange any securities of the Company for the Common Stock or other securities of the Company.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) On February 10, 2026, the Company filed a Registration Statement on Form S-1 (File No. 333-293348) with the Securities and Exchange Commission (the “Registration Statement”). Pursuant to Instruction 1 to Item 402(c)(2)(iv) of Regulation S-K, the Company omitted from the Summary Compensation Table included in the Registration Statement 2025 bonus amounts payable to Scott Yessner, the Company’s Chief Financial Officer, for the fiscal year ended December 31, 2025 (“FY 2025 Annual Bonus”) because the FY 2025 Annual Bonus had not yet been determined at the time the Registration Statement was filed. On March 9, 2026, the Compensation Committee of the Board of Directors of the Company confirmed and approved the FY 2025 Annual Bonus for Mr. Yessner in the amount of $700,000. Total compensation for Mr. Yessner for 2025 was $2,522,293.

ITEM 8.01. Other Events.

On March 6, 2026, in addition to the 3a9 Exchanges, the Company also repurchased 171,703 units of the Company’s 5.00% Senior Notes due 2026 (RILYG) for approximately $4.0 million in cash. The repurchased units were subsequently cancelled.

On March 12, 2026, the Company issued a press release announcing that the Company had completed a series of Section 3(a)(9) exchanges, among other senior debt repurchases, to reduce the debt burden of the Company. The Company also announced its intention to file a Notification of Late Filing on Form 12b-25 with regard to its Annual Report on Form 10-K for the year ended December 31, 2025. The Company announced it anticipates filing its Annual Report on or before the extended deadline of March 31, 2026. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 8.01 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 8.01 and Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 12, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRC Group Holdings, Inc.

By:	/s/ Scott Yessner
Name:	Scott Yessner
Title:	EVP & CFO

Date: March 12, 2026

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